Exhibit 99.1

Alignment: The Bridge to Advancement Alignment: The Bridge to Advancement 2017 Annual Shareholders’ Meeting Thursday, April 20, 2017

Alignment: The Bridge to Advancement AGENDA • Procedural Agenda • Election of Four Class II Directors • Other Items on the Ballot • Chairman’s Comments • CEO Comments • Financial Review • Shareholder Value • Q&A

Alignment: The Bridge to Advancement PROCEDURAL AGENDA • Appointments – Chairman: Leo F. Lambert – Secretary: Katelyn Ackley • Determination of Quorum • Minutes of 2016 Annual Meeting • Judges of Election

Alignment: The Bridge to Advancement ELECTION OF DIRECTORS Dennis Beardslee Jan Fisher J. Bradley Scovill Aaron Singer

Alignment: The Bridge to Advancement OTHER ITEMS ON THE BALLOT • Say on Pay • Frequency of Say on Pay • Appointment of Independent Auditor – Baker Tilly Virchow Krause, LLP

Alignment: The Bridge to Advancement CHAIRMAN’S COMMENTS Leo F. Lambert Chairman of the Board

Alignment: The Bridge to Advancement CEO COMMENTS Brad Scovill President & Chief Executive Officer

Alignment: The Bridge to Advancement CHANGING WORLD • Economic conditions • Interest rates • Regulatory environment • Politics • Talent • Technology

Alignment: The Bridge to Advancement MISSION Creating value through lifelong relationships with: as their resource for customized financial solutions, expertise and partnership. • Shareholders • Customers • Employees • Community

Alignment: The Bridge to Advancement VISION Every customer says “C&N is the ONLY bank I need.”

Alignment: The Bridge to Advancement VALUES Teamwork = Together we are stronger. Excellence = Do your best. Every day. Every time. Responsibility & Accountability = Work like you own it. Respect = Value one another. Integrity = Do the right thing when no one is looking. Client - focus = Consider your customer in everything you do. Have Fun = Work hard! Play hard! WIN!

Alignment: The Bridge to Advancement • Sales & relationship management • Talent development • Technology enhancement • Risk management • Proactive expansion & acquisition • Board governance STRATEGIC FOCUS

Alignment: The Bridge to Advancement ALIGNMENT – CUSTOMER FOCUSED • People • Technology • Products • Process • Integrate delivery c hannels

Alignment: The Bridge to Advancement PEOPLE • Regional market structure • Training & development • Engagement & l eadership • Culture

Alignment: The Bridge to Advancement TECHNOLOGY • Customer information • Document imaging • Circuits & telephones • Many others

Alignment: The Bridge to Advancement PRODUCTS • Deposits, Loans, Wealth • Online • Mobile • Tablet

Alignment: The Bridge to Advancement PROCESS • Sustainable sales & relationship management • Simplify • Long - term costs • Customer - focused in all functions

Alignment: The Bridge to Advancement DELIVERY CHANNELS • 27 current total offices • Transition to open concept • Integrate video teller & call center • Online & mobile • Tablet

Alignment: The Bridge to Advancement ALIGNMENT • People • Technology • Products • Process • Integrate delivery channels

Alignment: The Bridge to Advancement FINANCIAL REVIEW END OF PERIOD BALANCES ($ in thousands) 2016 2015 2014 Available - for - sale securities $395,077 $420,290 $516,807 Gross loans 751,835 704,880 630,545 Allowance for loan losses 8,473 7,889 7,336 Total assets 1,242,292 1,223,417 1,241,963 Deposits 983,843 935,615 967,989 Borrowings 64,629 92,263 78,597 Stockholders' equity 186,008 187,487 188,362 Common shares outstanding 12,113,228 12,180,623 12,279,980

Alignment: The Bridge to Advancement FINANCIAL REVIEW AVERAGE BALANCES (in thousands) 2016 2015 2014 Total assets $1,229,866 $1,243,209 $1,239,897 Earning assets 1,147,549 1,159,298 1,155,401 Gross loans 723,076 657,727 627,753 Deposits 970,447 968,201 965,418 Stockholders' equity 188,373 188,905 185,469

Alignment: The Bridge to Advancement FINANCIAL REVIEW INCOME STATEMENT (in thousands) For the Year Ended December 31 2016 2015 2014 Net interest income $40,405 $39,917 $40,887 Provision for loan losses 1,221 845 476 Net interest income after provision for loan losses 39,184 39,072 40,411 Noninterest income excluding securities gains 15,511 15,478 15,420 Realized gains on available - for - sale securities, net 1,158 2,861 1,104 Loss on prepayment of debt 0 2,573 0 Noninterest expense excl. loss on prepayment of debt 34,744 33,030 34,157 Income before income tax provision 21,109 21,808 22,778 Income tax provision 5,347 5,337 5,692 Net income $15,762 $16,471 $17,086

Alignment: The Bridge to Advancement FINANCIAL REVIEW PER COMMON SHARE: 2016 2015 2014 Basic earnings per share $1.30 $1.35 $1.38 Diluted earnings per share $1.30 $1.35 $1.38 Cash dividends declared per share $1.04 $1.04 $1.04 Book value per common share at period - end $15.36 $15.39 $15.34 Tangible book value per common share at period - end $14.37 $14.41 $14.36 Weighted average common shares outstanding - basic 12,098,129 12,211,941 12,390,067 Weighted average common shares outstanding - diluted 12,128,364 12,233,773 12,412,050

Alignment: The Bridge to Advancement FINANCIAL REVIEW KEY RATIOS 2016 2015 2014 Return on average assets 1.28% 1.32% 1.38% Return on average equity 8.37% 8.72% 9.21% Net interest margin¹ 3.76% 3.69% 3.80% Efficiency² 59.22% 56.66% 57.59% Average equity to average assets 15.32% 15.19% 14.96% Cash dividends as a % of diluted earnings per share 80.00% 77.04% 75.36% Tier 1 leverage 14.27% 14.31% 13.89% Total risk - based capital 23.60% 24.40% 27.60% Nonperforming assets/total assets 1.43% 1.31% 1.34% Net charge - offs/average loans 0.09% 0.04% 0.29% (1) Rates of return on tax - exempt securities and loans are calculated on a fully - taxable equivalent basis. (2)The efficiency ratio is calculated by dividing: (a) total noninterest expense excluding losses from prepayment of debt, by (b ) the sum of net interest income (including income from tax - exempt securities and loans on a fully - taxable equivalent basis) and noninterest income excluding sec urities gains or losses.

Alignment: The Bridge to Advancement FINANCIAL REVIEW 2016 2015 C&N Peer Group Average C&N Percentile within Peer Group C&N Percentile within Peer Group Earnings and Profitability Percent of Average Assets: Net interest income - fully taxable equivalent 3.52 3.33 67 60 Non - interest income 1.26 0.91 79 74 Overhead expense 2.83 2.89 51 48 Provision for loan and lease losses 0.10 0.11 49 45 Securities gains (losses) 0.09 0.02 92 98 Pretax net operating income - fully taxable equivalent 1.95 1.31 89 90 Net income 1.29 0.92 85 84 Capitalization and Efficiency : Tier 1 leverage ratio 14.27 10.12 95 93 Tier 1 common equity capital/risk - weighted assets 22.48 12.51 95 96 Net loans and leases/equity capital (X) 4.00 7.03 6 6 Efficiency Ratio 59.22% 67.14 22 22

Alignment: The Bridge to Advancement SHAREHOLDER VALUE • Valuation • Attractive Dividend • Share repurchase • Strong Currency

Alignment: The Bridge to Advancement SHAREHOLDER VALUE *See Appendix A for additional information related to this performance graph

Alignment: The Bridge to Advancement SHAREHOLDER VALUE Earnings per Share - Diluted Year - end Stock Price Year - end Price/Earnings Ratio Annual Dividends per Share Annual Dividend Yield¹ 2010 $1.45 $14.86 10.2 $0.39 2.62% 2011 $1.92 $18.47 9.6 $0.58 3.14% 2012 $1.85 $18.90 10.2 $0.84 4.44% 2013 $1.50 $20.63 13.8 $1.00 4.85% 2014 $1.38 $20.67 15.0 $1.04 5.03% 2015 $1.35 $21.00 15.6 $1.04 4.95% 2016 $1.30 $26.20 20.2 $1.04 3.97% Components of Shareholder Return ¹Annual dividend yield calculated based on (a) total dividends declared per share, divided by (b) year - end stock price.

Alignment: The Bridge to Advancement SHAREHOLDER VALUE Announcement: CZNC Quarterly Cash Dividend • Amount: $0.26 per share • Record Date: 5/1/2017 • Payable Date: 5/12/2017

Alignment: The Bridge to Advancement Q&A

Alignment: The Bridge to Advancement Alignment: The Bridge to Advancement THANK YOU

Alignment: The Bridge to Advancement APPENDIX A *Peer index includes all publicly traded SEC filer Commercial Banks & Thrifts within NJ, NY, OH and PA with assets between $7 50M and $3.5B as of 9/30/2016 This chart compares the Corporation’s cumulative return to stockholders against the cumulative return of the Russell 2000 and a Peer Group Index of similar banking organizations selected by the Corporation for the five - year period commencing December 31, 2011 and end ed December 31, 2016. The index values are market - weighted dividend - reinvestment numbers, which measure the total return for invest ing $100.00 five years ago. This meets Securities & Exchange Commission requirements for showing dividend reinvestment share perf orm ance over a five - year period and measures the return to an investor for placing $100.00 into a group of bank stocks and reinvesting any an d all dividends into the purchase of more of the same stock for which dividends were paid.